SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 1, 1997

                      NORFOLK SOUTHERN RAILWAY COMPANY
           (Exact name of Registrant as specified in its charter)

                               1-743; 1-3744;
         Virginia              1-4793; 1-546-2       53-6002016
   (State of Incorporation)  (Commission File No.)  (IRS Employer
                                                    Identification No.)

                           Three Commercial Place
                        Norfolk, Virginia 23510-2191
                  (Address of principal executive offices)

                               (757) 629-2682
                      (Registrant's telephone number)

                                 No Change
       (Former name or former address, if changed since last report)


          This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Norfolk Southern Railway Company (the "Regis-trant") dated April 8, 1997 and filed on April 10, 1997.

     Item 7(c).     Exhibits.

          23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc.

          99.3 The audited Consolidated Statements of Income, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows of Con-rail, Inc. for each of the years in the three-year period ended December 31, 1996, and the Consoli-dated Balance Sheets of Conrail Inc. at December 31, 1996 and December 31, 1995, incorporated by reference to Exhibit 99.3 to Norfolk Southern Corporation's Current Report on Form 8-K/A dated May 1, 1997.

          99.4 Pro forma condensed consolidated financial statements of Norfolk Southern Corporation as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc., incorporated by reference to Exhibit 99.4 to Norfolk Southern Corporation's Current Report on Form 8-K/A dated May 1, 1997.


                                 SIGNATURES

                Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autho-rized.

     Dated: May 1, 1997

                                        NORFOLK SOUTHERN RAILWAY
                                        COMPANY
                                             (Registrant)

                                        By: /s/ Dezora M. Martin
                                            --------------------------
                                           Dezora M. Martin
                                           Assistant Corporate Secretary


                               EXHIBIT INDEX

          Exhibit
          Number         Description

          23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc.

          99.3 The audited Consolidated Statements of Income, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows of Con-rail Inc. for each of the years in the three-year period ended December 31, 1996, and the Consoli-dated Balance Sheets of Conrail Inc. at December 31, 1996 and December 31, 1995, incorporated by reference to Exhibit 99.3 to Norfolk Southern Corporation's Current Report on Form 8-K/A dated May 1, 1997.

          99.4 Pro forma condensed consolidated financial statements of Norfolk Southern Corporation as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc., incorporated by reference to Exhibit 99.4 to Nor-folk Southern Corporation's Current Report on Form 8-K/A dated May 1, 1997.